                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       (Date of Report): Date of earliest event reported: October 9, 1997


                             KEY ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)




               MARYLAND                1-8038                  04-2648081
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                            IDENTIFICATION NO.)


                          TWO TOWER CENTER, TENTH FLOOR
                        EAST BRUNSWICK, NEW JERSEY 08816
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  908/247-4822
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.           OTHER EVENTS

    On October 9, 1997, David J. Breazzano was appointed to the Board of Directors of Key Energy Group, Inc. (the "Company"), replacing Van D. Greenfield. See recent press release attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                           None.

         (b)      Pro Forma Financial Information.

                           None.

         (c)      Exhibits.

                  99.1     -   Press Release dated October 10, 1997.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 14, 1997                      KEY ENERGY GROUP, INC.



                                               By: /s/ Francis D. John
                                                  ---------------------------
                                                   Francis D. John, President